                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                              January 27, 1998
                              ----------------
                      (Date of Earliest event reported)


                        Hollinger International Inc.
                        ----------------------------
                          (Exact name of registrant
                        as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)


                                   0-24004
                                   -------
                          (Commission File Number)

                                 95-3518892
                                 ----------
                              (I.R.S. Employer
                            Identification Number


              401 North Wabash Avenue, Chicago, Illinois 60611
              ------------------------------------------------
             (Address of principal executive offices) (Zip Code)


                               (312) 321-2299
            ----------------------------------------------------
            (Registrants' telephone number, including area code)





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                                                                              2


Item 2.  Disposition of Assets
         ---------------------
         On January 27, 1998, Hollinger International Inc., a Delaware corporation ("HII"), and Leonard Green & Partners, L.P., a Delaware limited partnership ("LGP"), closed their previously announced agreement whereby (i) subsidiaries of HII sold and transferred the assets and liabilities relating to approximately 80 properties representing about 40% of HII's U.S. community newspaper group to subsidiaries of Liberty Group Publishing, Inc., a Delaware corporation and a new community newspaper company formed by LGP ("Publishing"), and (ii) HII agreed to certain non-compete provisions for an aggregate of approximately $310 million in cash and other consideration. In connection with this transaction, Kenneth L. Serota, former Vice President - Law and Finance and Secretary of HII, has become President and Chief Executive Officer of Publishing.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
(c) Exhibits

    2.1 Asset Purchase Agreement dated November 21, 1997 by and among Publishing, Green Equity Investors II, L.P., a Delaware limited partnership ("GEII"), Liberty Group Operating, Inc., a Delaware corporation ("Operating"), HII, APAC-90 Inc., a Delaware corporation ("APAC-90"), American Publishing (1991) Inc., a Delaware corporation ("AP-91"), and APAC-95, a Delaware corporation ("APAC-95") (filed as
         Exhibit 2.1 to HII's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 1997)*

    2.2 Asset Purchase Agreement dated November 21, 1997 by and among Publishing, GEII, Operating, American Publishing Company of Illinois, a Delaware corporation ("APC-IL"), HII, APAC-90, AP-91 and APAC-95 (filed as Exhibit 2.2 to HII's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 1997)*

    99   Hollinger International Inc. Press Release dated January 27, 1998**


-----------------------------

  *   Incorporated by reference.

  **  Filed herewith.



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                                                                              3


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 3, 1998

                                 HOLLINGER INTERNATIONAL INC.

                                 by /s/ Mark S. Kipnis
                                    ---------------------------
                                    Name:  Mark S. Kipnis
                                    Title: Vice President - Law
                                           and Secretary




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                                                                              4

                                EXHIBIT INDEX


                                                                   Sequentially
Exhibit                                                              Numbered
Number                         Exhibit                                 Page
-------                        -------                             ------------

 2.1 Asset Purchase Agreement dated November 21, 1997 by and among Publishing, GEII, Operating, HII, APAC-90,
         AP-91 and APAC-95 (filed as Exhibit 2.1 to HII's
         Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 1997)*

 2.2 Asset Purchase Agreement dated November 21, 1997 by and among Publishing, GEII, Operating, APC-IL, HII,
         APAC-90, AP-91 and APAC-95 (filed as Exhibit 2.2 to
         HII's Current Report on Form 8-K filed with the
         Securities and Exchange Commission on November 26,
         1997)*

 99      Hollinger International Inc. Press Release dated
         January 27, 1998**

-------------------------------
*    Incorporated by reference.

**   Filed herewith.